Exhibit 99.2

ADT and Google Partner To Create

Leading Smart Home Security Offering

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Google’s award-winning Nest hardware combined with ADT’s trusted security, professional installation and monitoring service to create a fully integrated set of devices, software and services for the secure smart home

•	Google to invest $450 million to acquire 6.6% ownership in ADT, cementing mutual, long-term commitment to partnership

•	Each company to commit $150 million for co-marketing, product development, technology and employee training

•	Partnership will provide customers with integrated smart home technology to be offered in both DIY and professionally installed security offerings

BOCA RATON, Fla., Aug. 3, 2020 – ADT (NYSE: ADT), a leading provider of security and smart home solutions, and Google today announced they are entering into a long-term partnership to create the next generation of smart home security offerings. The partnership will combine Nest’s award-winning hardware and services, powered by Google’s machine learning technology, with ADT’s installation, service and professional monitoring network to create a more helpful smart home and integrated experience for customers across the United States.

The partnership will integrate Google’s hardware and services and ADT’s DIY and professionally installed smart home security solutions to innovate the residential and small business security industry. The future ADT + Google helpful home security solution is expected to advance smart home offerings and attract new consumers seeking premium technology, end-to-end smart home service and trusted security.

“We are thrilled to partner with Google to provide the smart home market with a strong, differentiated product and service offering that integrates the best technology, hardware and smart home security expertise from our two brands,” said Jim DeVries, President and CEO of ADT. “Google’s partnership and financial investment in ADT underscores the depth of our joint commitment to the smart home and security markets. Our entire leadership team is looking forward to continuing our work with Google as we define the future of helpful home security and build a productive long-term partnership.”

“We’re excited to partner with ADT to further our mission of building helpful devices for the home,” said Rishi Chandra, GM and Vice President of Nest. “ADT is a leader in smart home security, and I look forward to working with the team to create innovative smart home security solutions that help everyone feel safe and protected.”

Partnership Vision

The partnership pairs ADT’s more than 20,000 professionals together with Google’s suite of helpful home hardware, manufacturing technology and vertical technology stack.

ADT + Google will offer customers an advanced, integrated helpful home security solution. The partnership is underpinned by a long-term commitment from both companies to making safe, secure, private and differentiated products accessible to new and existing customers.

The simplified yet innovative ADT + Google security solution will sit at the center of the new, helpful home, and advances in machine learning will transform the smart home security customer experience.

ADT expects to offer certain Google devices to its customers beginning this year and to expand the integration in 2021. The complete ADT + Google helpful home security solution will utilize a secure platform for a seamless experience that prioritizes privacy and interoperability for greater customer peace of mind and choice.

Strategic Investment

Google will make a $450 million investment in ADT in exchange for shares of a newly created Class B common stock having all of the rights and preferences of ADT’s common stock except for the right to vote on the election, appointment or removal of directors. Upon the closing of Google’s equity investment in ADT, Google will own 6.6% of ADT’s outstanding aggregate common equity. Google’s equity investment, which is subject to customary closing conditions, is expected to close in the third quarter of 2020. Proceeds will be used to fuel growth and reduce leverage over time.

Each company will commit an additional $150 million, subject to the achievement of certain milestones, to be used for co-marketing, product development, technology and employee training to advance the partnership. These investments are expected to accelerate ADT’s capital efficient growth and drive broader consumer awareness and deeper product innovation for both companies in the fragmented yet rapidly expanding smart home market.

Conference Call

ADT management will discuss the partnership and other related matters during a conference call and webcast beginning at 8:30 a.m. EDT today. The conference call can be accessed as follows:

•	By dialing 1-877-407-3982 (domestic) or 1-201-493-6780 (international) and requesting the ADT Google Conference Call

•	Live webcast accessed through ADT’s website at investor.adt.com

An audio replay of the conference call will be available from approximately 11:30 a.m. ET on Aug. 3, 2020, until 11:59 p.m. ET on Aug. 17, 2020, and can be accessed by dialing 1-844-512-2921 (domestic) or 1-412-317-6671 (international), and providing the pin number 13707181 or by accessing ADT’s website at investor.adt.com.

Follow the ADT + Google story at www.adt.com/google.

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FORWARD-LOOKING STATEMENTS

ADT has made statements in this press release and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this press release are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to, among other things, our recently executed long-term, strategic partnership with Google and any stated or implied outcomes with respect thereto, our future growth prospects, our success with respect to product innovation and the market acceptance thereof, the current or future market size for our products, our ability to meet the milestones we have established with respect to our strategic partnership with Google, our ability to effectively utilize any of the amounts invested in us by Google, our anticipated financial performance, management’s plans and objectives for future operations, business prospects, the outcome of regulatory proceedings, market conditions, our ability to successfully respond to the challenges posed by the COVID-19 pandemic, and other matters. Any forward-looking statement made in this press release speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this press release, including among others, risk factors that are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

About ADT

ADT is a leading provider of security, automation, and smart home solutions serving consumer and business customers through more than 300 locations, 9 monitoring centers, and the largest network of security professionals in the United States. The company offers many ways to help protect customers by delivering lifestyle-driven solutions via professionally installed, do-it-yourself, mobile, and digital-based offerings for residential, small business, and larger commercial customers. For more information, please visit www.adt.com or follow on Twitter, LinkedIn, Facebook, and Instagram.

Contacts:

ADT Media

Paul Wiseman

paulwiseman@adt.com

ADT Investor Relations

Derek Fiebig

derekfiebig@adt.com